UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2018

GLASSBRIDGE ENTERPRISES, INC.

(Exact name of registrant as specified in charter)

Delaware	001-14310	41-1838504
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1099 Helmo Ave. N., Suite 250, Oakdale, Minnesota 55128

(Address of Principal Executive Offices) (Zip Code)

(651) 704-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2018, GlassBridge Enterprises, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”). Set forth below is a summary of the final voting results for the proposals that our stockholders considered and voted on at the Annual Meeting. As of April 23, 2018, the record date for the Annual Meeting, there were 5,131,540 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, there were 4,406,151 shares of common stock present in person or by proxy, which represented 85.86% of the shares entitled to vote, and which constituted a quorum for the transaction of business.

1.	Election of Directors

Our stockholders approved the election of Joseph A. De Perio as a Class I director, with a term expiring at our 2021 Annual Meeting of Stockholders. The approval of this proposal required the affirmative vote of a majority of the votes cast with respect to such director. We set forth the results of the stockholder vote on this proposal, which results satisfy the foregoing voting standard.

Votes For	Votes Withheld	Broker Non-Votes
3,197,432	163,112	1,045,607

Our stockholders approved the election of Robert G. Torricelli as a Class III director, with a term expiring at our 2020 Annual Meeting of Stockholders. The approval of this proposal required the affirmative vote of a majority of the votes cast with respect to such director. We set forth the results of the stockholder vote on this proposal, which results satisfy the foregoing voting standard.

Votes For	Votes Withheld	Broker Non-Votes
3,195,299	165,245	1,045,607

2.	Auditor Ratification

Our stockholders approved a proposal to ratify the appointment of Marcum LLP as our independent registered public accountant firm for fiscal year 2018. The approval of this proposal required the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting. We set forth below the results of the stockholder vote on this proposal, which results satisfy the foregoing voting standard.

Votes For	Votes Against	Abstentions
4,353,875	48,239	4,037

3.	Advisory Vote on Executive Compensation

Our stockholders approved, on an advisory basis, the compensation of our named executive officers for 2017, as described in the Proxy Statement. The approval of this proposal required the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting either in person or by proxy. We set forth below the results of the stockholder vote on this proposal, which results satisfy the foregoing voting standard.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,322,013	13,642	24,889	1,045,607

4.	Rights Agreement

Our stockholders approved, on an advisory basis, the extension of the term of the 382 Rights Agreement, dated as of August 7, 2015 by and between the Company, and Equiniti Group plc (as assignee of Wells Fargo Bank, N.A.), as Rights Agent, until August 7, 2021. The approval of this proposal required the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting either in person or by proxy. We set forth below the results of the stockholder vote on this proposal, which results satisfy the foregoing voting standard.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,211,302	143,797	5,445	1,045,607

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2018

GLASSBRIDGE ENTERPRISES, INC.

By:	/s/ Danny Zheng
Danny Zheng
Interim Chief Executive Officer and Chief Financial Officer